UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 19, 2007

                            Industrial Minerals, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


       000-30651                                            11-3763974
------------------------                                -------------------
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)


          2500 One Dundas Street West, Toronto, Ontario, Canada M5G 1Z3
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (416) 979-4621


                  ---------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS:
            APPOINTMENT OF PRINCIPAL OFFICERS.

On March 19, 2007, Cam Birge, Stephen Weathers and Pat Rogers resigned as directors of the registrant. At the time of their resignation, the resigning directors had no disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. The registrant has provided the resigning directors with a copy of this current report prior to the filing thereof and informed them that they had the opportunity to provide the registrant with correspondence stating whether they agree or disagree with the disclosure contained in this current report which the registrant would also file such correspondence as an exhibit to this current report or an amendment thereto. The written communication received from the resigning directors are exhibits to this current report on Form 8-K.

On March 19, 2007, Robert Dinning appointed William E. Thompson and William D. Booth to the vacancies on the board of directors. There is no arrangement with any other person with respect to Mr. Thompson and Mr. Booth becoming directors of the registrant. Mr. Thompson and Mr. Booth will serve on the board which acts a whole on all matters rather than through committees.

William Thomson is Chairman of a merchant banking company with offices in Toronto and London England. Company started in 1978. Thomson Associates Inc. is a leading merchant banking company specializing in providing corporate finance expertise and management leadership to businesses. Founded in 1978, Thomson Associates has developed a legacy of achievement in obtaining Private Equity and Equity-related capital for emerging growth companies, and in providing the critical guidance required by corporations to successfully steer though crisis and towards positive growth. He 64 years old.

William Booth has served as Vice President - Inventory Management - Northern Group Retail Ltd - a large multi outlet retail entity located throughout North American for more than the past five years. He is 47 years old.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     a)   Financial Statements - None
     b)   Exhibits -

          17.2 Resignation Letter of Cam Birge dated March 19, 2007
          17.3 Resignation Letter of Stephen Weathers dated March 19, 2007
          17.4 Resignation Letter of Pat Rogers dated March 19, 2007



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  INDUSTRIAL MINERALS, INC.

                                  (Registrant)

                                  Dated: March 21, 2007

                                  /s/ Robert Dinning
                                  ------------------
                                  Robert Dinning, Chief Financial Officer &
                                  Director





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